UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and zip code)

(972) 444-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Purchase Agreement

On November 1, 2021, Pioneer Natural Resources Company (the “Company”) and its wholly owned subsidiaries Parsley Energy, LLC (“Parsley Energy”), Parsley Energy, L.P. (“Parsley LP”), Parsley Minerals, LLC (“Parsley Minerals”), and Parsley Energy Operations, LLC (“Parsley Operations,” and together with Parsley Energy, Parsley LP and Parsley Minerals, the “Sellers”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Continental Resources, Inc. (“Continental”) pursuant to which the Sellers agreed to sell to Continental (a) 100% of the issued and outstanding limited liability company interests of Jagged Peak Energy LLC, which in turn owns 100% of the issued and outstanding limited liability company interests of Parsley SoDe Water LLC, and (b) certain other oil and gas assets of the Sellers in the Delaware Basin (collectively, the “Transaction”). The purchase price for the Transaction is $3.25 billion in cash, subject to customary closing price adjustments. Under the terms of the Purchase Agreement, Continental has paid a cash deposit to the Sellers in an amount equal to 10% of the unadjusted purchase price.

The Purchase Agreement provides that the closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards), (b) compliance by each party in all material respects with their respective covenants, and (c) approval pursuant to, or the expiration or termination of the applicable waiting period under, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Sellers and Continental have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including covenants and agreements relating to (a) the conduct of the Sellers’ businesses during the period between the execution of the Purchase Agreement and closing of the Transaction and (b) the efforts of the parties to cause the Transaction to be completed, including actions which may be necessary to cause the expiration or early termination of the applicable waiting period under the HSR Act. Continental and the Sellers have each agreed to indemnify the other for certain liabilities following the closing on the Transaction (as further set forth in the Purchase Agreement), subject to the limitations set forth in the Purchase Agreement.

The Purchase Agreement may be terminated under circumstances as described in the Purchase Agreement, including (a) with the mutual written consent of the Sellers and Continental or (b) in the event that the Transaction has not been consummated on or before February 4, 2022 (the “Outside Date”), provided that the Outside Date may be extended by either party’s election until March 7, 2022 under circumstances as described in the Purchase Agreement.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made in confidential disclosure schedules delivered in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made as of the date of the Purchase Agreement (subject to customary bring-down at the closing of the Transaction) or such other date as is specified in the Purchase Agreement and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

The Company expects the Transaction to close in late December 2021, subject to customary closing conditions, with an economic effective date of October 1, 2021. There can be no assurance that the Transaction will be consummated at all or on the expected timing.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached hereto as Exhibit 2.1.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon the Company’s current expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. These statements relate to, among other things, the Transaction. No assurances can be given that the Transaction will be completed when expected, on the terms described or at all. The forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control including, without limitation, general economic conditions, market conditions and other factors, including those set forth in the Risk Factors section of the Company’s periodic reports and other documents filed with the United States Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of November 1, 2021, by and among Parsley Energy, LLC, Parsley Energy, L.P., Parsley Minerals, LLC, Parsley Energy Operations, LLC, and Continental Resources, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	November 5, 2021